Exhibit 99.1

Atlantic Coastal Acquisition Corp. Receives

Expected Nasdaq Delisting Determination

New York, NY, February 14, 2024 – Atlantic Coastal Acquisition Corp. (NASDAQ: ACAH) (the “Company”), a special purpose acquisition company, announced today that on February 14, 2024, the Company received a Staff Delisting Determination (the “Staff Determination”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the reasons discussed below trading of the Company’s common stock will be suspended from The Nasdaq Capital Market at the opening of business on February 23, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

On August 17, 2023, and November 20, 2023, Staff notified the Company that it did not comply with Nasdaq’s filing requirements set forth in Listing Rule 5250(c)(1) (the “Rule”) because it had not filed its Form 10-Q for the period ended June 30, 2023, and its Form 10-Q for the period ended September 30, 2023 (the “Delinquent Reports”). Based on its review and the materials submitted by the Company on October 31, 2023, the Staff granted the Company an exception until February 13, 2024, to regain compliance with the Rule. However, the Staff has determined that the Company did not meet the terms of the exception by not filing the Delinquent Report by the February 13, 2024 deadline.

The Staff has also determined that since the Company has not yet held an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year end, it no longer complies with Nasdaq’s Listing Rules (the “Rules”) for continued listing. This matter serves as an additional and separate basis for delisting.

Although the Company may request a hearing regarding the Staff Determination before a Nasdaq Hearings Panel and seek a further stay of the delisting action pending the hearing process and an additional extension period in accordance with the procedures set forth in the Staff Determination, it does not intend to do so.

About Atlantic Coastal Acquisition Corp.

Atlantic Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Cautionary Note Regarding Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering and other reports filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.